Other Charges	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
Other Charges
OTHER CHARGES:

	Year ended December 31
	2015	2016	2017
Restructuring charges (a)	$23.9	$31.9	$28.9
Asset impairment (b)	12.2	—	—
Loss (gain) on pension annuity purchase (c)	(0.3)	—	1.9
Toronto transition costs (d)	—	—	1.6
Other (e)	—	(6.4)	4.6
	$35.8	$25.5	$37.0

(a)	Restructuring:
Our restructuring charges were comprised of the following:

	Year ended December 31
	2015	2016	2017
Cash charges	$19.5	$10.7	$25.1
Non-cash charges	4.4	21.2	3.8
	$23.9	$31.9	$28.9

We perform ongoing evaluations of our business, operational efficiency and cost structure, and implement restructuring actions as we deem necessary. In response to challenging markets and continued margin pressures, we announced in October 2017 our intention to implement additional restructuring actions in the near term to further streamline our business and improve our margin performance, and our related engagement of an outside consultant to identify cost reduction opportunities throughout our network, including through increased operational efficiencies and productivity improvements. In connection therewith, we have commenced the implementation of additional restructuring actions under a new cost efficiency initiative. Such initiative will include reductions to our workforce, and potential consolidation of certain sites to better align capacity and infrastructure with current and anticipated customer demand, related transfers of customer programs and production, re-alignment of business processes, management reorganizations, and other associated activities.
We recorded restructuring charges of $28.9 in 2017. Our restructuring charges for 2017 consisted of cash charges of $25.1, comprised of employee termination costs related to our Organizational Design (OD) and Global Business Services (GBS) initiatives, costs in connection with the rationalization of certain operations in the third quarter of 2017, and $8.0 of charges in connection with our new cost efficiency initiative (described above) in the fourth quarter of 2017, as well as net non-cash impairment charges of $3.8, to write down the carrying value of our solar panel manufacturing equipment to its fair value less costs to sell based on executed sale agreements. See note 4. Our restructuring provision at December 31, 2017 was $12.7 (December 31, 2016 — $6.6).
During the fourth quarter of 2016, we made the decision to exit the solar panel manufacturing business. We recorded restructuring charges of $31.9 in 2016. Our restructuring charges for 2016 consisted of cash charges of $10.7, primarily for employee termination costs relating to our GBS and OD initiatives, our solar panel manufacturing operations (see note 4) and other exited operations, and non-cash charges of $21.2, to write down certain plant assets and equipment to recoverable amounts, including $19.0 related to our solar panel manufacturing equipment at our two locations.
We recorded restructuring charges of $23.9 in 2015. Our restructuring charges for 2015 consisted of cash charges of $19.5, primarily for employee termination costs at various sites, including headcount reductions in certain under-utilized manufacturing sites in higher cost locations, and non-cash charges of $4.4, primarily to write down certain equipment to recoverable amounts. These 2015 charges also included costs associated with the consolidation of two of our semiconductor sites, to reduce the cost structure and improve the margin performance of that business.
See notes 2(m) and 11 for further details regarding our restructuring provisions.
(b)    Annual impairment assessment:
We conduct our Annual Impairment Assessment in the fourth quarter of each year (which corresponds to our annual planning cycle), and whenever events or changes in circumstances indicate that the carrying amount of an asset, CGU or a group of CGUs may not be recoverable (triggering events). We recognize an impairment loss when the carrying amount of an asset, CGU or a group of CGUs exceeds its recoverable amount, which is measured as the greater of its expected value-in-use and its fair value less costs to sell. We did not identify any triggering event during the course of 2017 indicating that the carrying amount of our assets or CGUs may not be recoverable, other than with respect to our exit from the solar panel manufacturing business. In connection therewith, we recorded net impairment losses (through restructuring charges) of $3.8 on our solar panel manufacturing equipment in 2017, to reduce the carrying value of such equipment (recorded in assets held for sale) to its estimated fair value less costs to sell based on executed sale agreements (see notes 4, 7 and 16(a)).
In the fourth quarter of 2017, we performed our Annual Impairment Assessment and determined that there was no additional impairment as the recoverable amount of our assets and CGUs exceeded their respective carrying values as of December 31, 2017.
For our Annual Impairment Assessments, other than with respect to our solar panel manufacturing equipment in 2016 and 2017 (which were based on estimated fair value less costs to sell), we used cash flow projections based primarily on our plan for the following year and, to a lesser extent, on our three-year strategic plan and other financial projections. Our plans are primarily based on financial projections submitted by our subsidiaries in the fourth quarter of each year, together with inputs from our customer teams, and is subjected to in-depth reviews performed by various levels of management as part of our annual planning cycle. The plan for 2018 (used for our 2017 Annual Impairment Assessment) was approved by management and presented to our Board of Directors in December 2017.

In the fourth quarter of 2016, we performed our Annual Impairment Assessment and determined that, other than the write down of our solar panel manufacturing equipment (recorded as restructuring charges and discussed in paragraph (a) above), there was no impairment as the recoverable amount of our assets and CGUs exceeded their respective carrying values.
In the fourth quarter of 2015, we performed our Annual Impairment Assessment, and in connection therewith, recorded non-cash impairment charges totaling $12.2, comprised of $6.5 and $5.7, against the property, plant and equipment of our CGUs in Japan and Spain, respectively. Such charges were primarily due to the reduction of our then-long-term cash flow projections for these CGUs as a result of reduced customer demand and challenging market conditions that we were experiencing in these CGUs at that time, and our assessment of the continued negative impact of these factors on the future profitability of these two CGUs. After recording the 2015 impairment charges, the carrying value of the property, plant and equipment held by each such CGU was reduced to approximate the fair value of its real property at the end of 2015.

The process of determining the recoverable amount of a CGU is subjective and requires management to exercise significant judgment in estimating future growth, profitability, and discount and terminal growth rates, among other factors. The assumptions used in our 2017 Annual Impairment Assessment were determined based on past experiences adjusted for expected changes in future conditions. Where applicable, we engaged independent brokers to obtain market prices to estimate our real property and other asset values. For our 2017 assessment (where cash flow projections were used), we used cash flow projections ranging from 4 to 6 years (2016 — 1 to 7 years; 2015 — 3 to 10 years) for our CGUs, in line with the remaining useful lives of the CGUs’ essential assets. Additionally, in order to estimate the cash flows beyond our most recent cash flow projection period used, we have applied a perpetuity growth rate of 2%, which is consistent with long-term inflation guidance. We generally used our weighted average cost of capital of approximately 9% (2016 — approximately 10%; 2015 — approximately 8%) to discount our cash flows. For our semiconductor CGU, however, we applied a discount rate of 17% in 2017 (2015 and 2016 — 17%) reflecting the higher risk inherent in these cash flows, notwithstanding the recent positive performance of this CGU.
As part of our annual impairment assessment of goodwill, we also perform sensitivity analyses for the relevant CGUs in order to identify the impact of changes in key assumptions, including projected growth rates, profitability, and discount and terminal growth rates. Our goodwill balance at December 31, 2017 of $23.2 was comprised of $19.5 (December 31, 2016 — $19.5) attributable to our semiconductor CGU and $3.7 (December 31, 2016 — $3.7) attributable to our November 2016 Karel acquisition. See note 3. For purposes of our 2017 impairment assessment of our semiconductor CGU, we assumed future revenue growth at an average compound annual growth rate of 9% over a 6-year period (2016 — 7% over a 7-year period), representing the remaining life of the CGU’s most significant customer contract. We believe that this growth rate is supported by the level of new business awarded in recent years and the expectation of future new business awards. We also assumed that the average annual margins for this CGU over the projection period will be slightly above our overall margin performance in 2017, consistent with the average annual margins we assumed for our 2016 impairment analysis. In our 2017 Annual Impairment Assessment, we did not identify any key assumptions where a reasonable possible change would result in material impairments to our semiconductor CGU. For purposes of our 2017 impairment assessment of our Karel goodwill, we assumed modest revenue growth over a 4-year period, and average margins over the projection period equal to our overall margin performance in 2017. We did not identify any key assumptions where a reasonable possible change would result in material impairments related to the goodwill attributable to our acquisition of Karel.
Impairment assessments inherently involve judgment as to assumptions about expected future cash flows and the impact of market conditions on those assumptions. Future events and changing market conditions may impact our assumptions as to prices, costs or other factors that may result in changes in our estimates of future cash flows. Failure to realize the assumed revenues at an appropriate profit margin of a CGU could result in impairment losses in such CGU in future periods.

(c)	Loss (gain) on pension annuity purchase:
In March 2017, the Trustees of our U.K. Main pension plan entered into an agreement with a third party insurance company to purchase an annuity for participants of the Main plan who have retired. The purchase of the annuity resulted in a non-cash loss of $17.0 which we recorded in other comprehensive income and simultaneously re-classified to deficit during 2017, with a corresponding reduction in the value of our pension assets which is recorded in other non-current assets on our consolidated balance sheet. See note 19(a).
In April 2017, the Trustees of our U.K. Supplementary pension plan entered into an agreement with a third party insurance company to purchase an annuity for all participants of this plan. The purchase of the annuity resulted in a non-cash loss of $1.9 which we recorded during 2017 in other charges in our consolidated statement of operations, with a corresponding reduction in the value of our pension assets which is recorded in other non-current assets on our consolidated balance sheet. This non-cash loss is recorded through our consolidated statement of operations as we anticipate transferring the pension annuity to individual plan members and winding up the plan in 2018. See note 19(a).
In August 2014, we liquidated the asset portfolio for the defined benefit component of a pension plan for certain Canadian employees, following which substantially all of the proceeds were used to purchase annuities from insurance companies for plan participants. The purchase of the annuities resulted in a non-cash settlement loss of $6.4 in 2014 which we recorded in other charges in our consolidated statement of operations. During 2015, we recorded a recovery of $0.3 upon final settlement.
(d)    Toronto transition costs:
In connection with the anticipated sale of our Toronto real property, we entered into a long-term lease in November 2017 (in the Greater Toronto area) for the relocation of our Toronto manufacturing operations, with occupancy anticipated to commence at the end of the first quarter of 2018. We currently expect to complete the transition to this new manufacturing location by the end of the first quarter of 2019. In addition, should the sale be consummated, we will enter into a long-term lease with the purchasers of our Toronto real property for our new corporate headquarters. In connection therewith, we intend to move such headquarters to a temporary location while space in a new office building (to be built by such purchasers on the site of our current location) is under construction. We will incur significant costs throughout the transition period (which commenced in the fourth quarter of 2017) to relocate our corporate headquarters and to transfer our Toronto manufacturing operations to its new location, and as we prepare and customize the new site to meet our manufacturing needs. These costs will consist of building improvements and new equipment which we will capitalize, as well as transition-related costs which we will record in other charges. Transition costs are comprised of direct relocation costs, duplicate costs (such as rent expense, utility costs, depreciation charges, and personnel costs) incurred during the transition period, as well as cease-use costs incurred in connection with idle or vacated portions of the relevant premises that we would not have incurred but for these relocations. Any amounts received from the purchasers of our Toronto real property, or gains recorded in connection with its sale, will be recorded as recoveries through other charges (recoveries). During 2017, we recorded $1.6 of such transition costs, consisting of utility costs related to idle premises, and depreciation charges and personnel costs used in the operation of duplicate production lines in advance of the transition.

(e)	Other:
During 2017, we recorded $4.5 (December 31, 2016 — $1.4) in Acquisition Costs. See note 3. Additionally, during 2016, we received recoveries of damages of $12.0 in connection with the settlement of class action lawsuits in which we were a plaintiff, related to certain purchases we made in prior periods. These recoveries were offset in part by the cost we recorded to settle an unrelated legal matter during 2016.